Supplement to the
Fidelity® Select Portfolios®
Consumer Discretionary Sector
April 29, 2023
Prospectus

Hiroki Sugihara no longer serves as Portfolio Manager of Automotive Portfolio.
The following information replaces similar information for Automotive Portfolio found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Aidan Brandt (Portfolio Manager) has managed the fund since 2023.
The following information replaces the biographical information for Automotive Portfolio found in the "Fund Management" section under the "Portfolio Manager(s)" heading.
Aidan Brandt is Portfolio Manager of Automotive Portfolio, which he has managed since 2023. Since joining Fidelity Investments in 2019, Mr. Brandt has worked as a research analyst and portfolio manager. Prior to joining the firm, Mr. Brandt served as an equity research associate at Shaker Investments from 2017 to 2019.

SELCON-PSTK-0623-133 1.913699.133	June 29, 2023